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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 31, 1997



                             Regent Bancshares Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        New Jersey                 0-17753                23-2440805
        ----------                 -------                ----------
      (State or other            (Commission           (I.R.S. Employer
      jurisdiction of            File Number)          Identification No.)
      incorporation)



     1430 Walnut Street, Philadelphia, Pennsylvania             19102
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       (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (215) 546-6500



                                       N/A
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On April 16, 1997, Regent National Bank (the "Bank") sold 1,120,000 shares (the "Shares") of its common stock, par value $1.00 per share, (the "Bank Common Stock") at $8.50 per share in a private placement to selected institutions and other investors meeting certain suitability requirements through Keefe, Bruyette & Woods, Inc. acting as the Bank's placement agent. The gross proceeds to the Bank from the sale of the Shares were $9,520,000, total placement agent fees were $340,400, and the net proceeds to the Bank, after payment of estimated offering expenses of $100,000, were approximately $8,900,000.

     The Bank Common Stock sold in the offering was mandatorily exchangeable for common stock, par value $.10 per share, of the Registrant (the "Regent Common Stock") at the rate of 1.41666 shares of Regent Common Stock for each share of Bank Common Stock at the discretion of the Registrant at any time after (i) the average of the closing bid price for Regent Common Stock equaled or exceeded $12 per share for 15 consecutive trading days and (ii) the resale of the Regent Common Stock issuable in exchange for the Bank Common Stock had been registered under the Securities Act of 1933, as amended.

         On August 14, 1997, the Registrant's registration statement relating to the resale of the 1,586,659 shares of Regent Common Stock issued in exchange for the Shares was declared effective by the Securities and Exchange Commission. Effective as of August 15, 1997, the Registrant, the Bank and each of the holders of the Shares executed an agreement, the form of which is included as
Exhibit 99(1) to this Form 8-K Report and incorporated in this description by reference, whereby each of such holders waived the condition precedent to the exchange relating to the bid price of Regent Common Stock. On August 20, 1997, the Registrant commenced the exchange of Regent Common Stock for the Shares, which exchange was completed as of August 31, 1997. As a result, as of August 31, 1997 the Bank was the wholly owned subsidiary of the Registrant.

     Exhibit 99(2) to this Form 8-K Report is the press release regarding the completion of the exchange of stock, issued by Registrant on September 22, 1997.

Item 7. Financial Statements and Exhibits.
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        (a)  Financial statements of businesses acquired:

             Not applicable.


        (b)  Pro forma financial information:

             Not applicable.



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        (c)  Exhibits:

           99(1) 10(t) Form of Consent executed by the holders of Bank Common Stock.

           99(2) Press Release regarding the completion of the exchange of stock, issued by Registrant on September 22, 1997.


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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           REGENT BANCSHARES CORP.



                                           By: /s/ Robert B. Goldstein
                                           ---------------------------
                                               Robert B. Goldstein, President
                                                 and Chief Executive Officer


Dated:  September 22, 1997




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                                  EXHIBIT INDEX
                                  -------------




 Exhibit
 Number                                        Description
 ------                          ------------------------------------------

99(1) 10(t) Form of Consent executed by the holders of Bank Common Stock
99(2) Press Release regarding the completion of the exchange of stock, issued by registrant on September 22, 1997.




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